--------------------------------------------------------------------------------
SPECIALTY EQUITY
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Alliance Utility
Income Fund

Annual Report
November 30, 2000

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
January 26, 2001

Dear Shareholder:

This report provides you with the performance and market activity for Alliance Utility Income Fund (the "Fund") for the annual reporting period ended November 30, 2000.

Investment Objective and Policies

This open-end, diversified investment fund seeks current income and capital appreciation primarily through investments in the equity and fixed-income securities of companies in the utilities industry.

Investment Results

The following table provides performance data for the Fund and its benchmarks as represented by the New York Stock Exchange (NYSE) Utility Index, Standard & Poor's (S&P) 500 Stock Index and the Lipper Utility Funds Average (the "Lipper Average") for the six- and 12-month periods ended November 30, 2000.

INVESTMENT RESULTS*
Periods Ended November 30, 2000

                                                          ----------------------
                                                               Total Returns
                                                          ----------------------
                                                          6 Months     12 Months
--------------------------------------------------------------------------------
Alliance Utility Income Fund
   Class A                                                  7.70%        14.14%
--------------------------------------------------------------------------------
   Class B                                                  7.30%        13.32%
--------------------------------------------------------------------------------
   Class C                                                  7.30%        13.30%
--------------------------------------------------------------------------------
S&P 500 Stock Index                                        -6.92%        -4.23%
--------------------------------------------------------------------------------
NYSE Utility Index                                        -10.90%       -12.76%
--------------------------------------------------------------------------------
Lipper Utility Funds Average                                0.71%         6.53%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of November 30, 2000. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Advisor Class shares will differ due to different expenses associated with that class. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged S&P 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market.

      The unmanaged NYSE Utility Index is comprised of utility stocks traded on the New York Stock Exchange.

      The Lipper Utility Funds Average consists of funds with similar investment objectives to Alliance Utility Income Fund, although the investment policies of funds within the Lipper universe may differ. For the six- and 12-month periods ended November 30, 2000, the Lipper Average consisted of 98 funds and 95 funds, respectively. An investor cannot invest directly in an index or an average, and its results are not indicative of the performance for any specific investment, including Alliance Utility Income Fund.

      Additional investment results appear on pages 4-7.

The Fund outperformed each of its benchmarks for the six- and 12-month periods ended November 30, 2000. This


--------------------------------------------------------------------------------
                                                ALLIANCE UTILITY INCOME FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

outperformance is partially attributed to its overweighted holdings in electric utilities relative to the benchmarks. The continued positive performance of electric stocks will depend, to a certain degree, on the overall performance of the broad markets. Additionally, the Fund continues to maintain an underweight position in telephone utilities as a result of competitive concerns, and it continues to augment the income characteristics of the Fund with convertible securities of higher growth telecommunication service providers, such as cable television companies.

Investment Outlook

The outlook for utility companies appears prosperous. First, signs of a slowdown in the U.S. economy will definitely benefit the portfolio as money comes out of more economically sensitive issues. Second, a tight supply of generating capacity in many parts of the U.S. will be the major push behind most of the generation companies, as well as the merchant energy companies. Third, deregulation and the move toward a more competitive electric industry are leading many companies to separate faster growing generation and merchant energy businesses from slower, growth-regulated activities. These changes are creating vast opportunities for utilities to enhance shareholder returns, while at the same time, are producing a secure environment for stable dividends.

Market Review

2000 marked one of the strongest years of the electric industry in history. Based on our survey of 40 companies, prices of investor-owned utility stocks increased by an average of 40.2% in 2000, resulting in about a 43.1% total return. The Dow Jones Utility Index recorded an even larger gain, increasing 45.5% in 2000. In comparison, the Dow Jones Industrial Average declined 6.2%, recording a negative 4.9% total return for the year. While the S&P 500 Stock Index fell 9.1% for the year, the growth half of the market, represented by the S&P 500 Barra Growth Index, declined by 22.1%, but the value-half of the market, as represented by the S&P 500 Barra Value Index, increased by 6.1%. Within the growth category, the only significant sector that negatively impacted the market was technology, with the Credit Suisse First Boston Technology Index falling 32.8% for the year and the Pacific High Technology Index decreasing by 16.2%. Technology accounted for two-thirds of the loss in the S&P 500. The NASDAQ Composite Index declined by a sharp 39% in 2000, its worst year since the inception of the index in 1971, compared to an 86% gain in 1999. While the sharp declines in the broader market indices were the worst since 1977 for the S&P 500, the utility industry performance in 2000 was the best in at least the last 10 years.


--------------------------------------------------------------------------------
2 o ALLIANCE UTILITY INCOME FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

[PHOTO]   John D. Carifa

[PHOTO]   Paul Rissman

Portfolio Manager, Paul C. Rissman, has over 11 years of investment experience.

Thank you for your continued interest in Alliance Utility Income Fund. We look forward to reporting to you in the future.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Paul C. Rissman

Paul C. Rissman
Senior Vice President


--------------------------------------------------------------------------------
                                                ALLIANCE UTILITY INCOME FUND o 3

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE UTILITY INCOME FUND
GROWTH OF A $10,000 INVESTMENT
10/31/93* TO 11/30/00

[The following table was depicted as a mountain chart in the printed material.]

                            <<PLOT POINTS TO COME>>

This chart illustrates the total value of an assumed $10,000 investment in Alliance Utility Income Fund Class A shares (from 10/31/93 to 11/30/00) as compared to the performance of appropriate broad-based indices. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged S&P 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market.

The unmanaged NYSE Utility Index is comprised of utility stocks traded on the New York Stock Exchange.

When comparing Alliance Utility Income Fund to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Utility Income Fund.

*     Closest month-end after Fund's Class A share inception date of 10/18/93.


--------------------------------------------------------------------------------
4 o ALLIANCE UTILITY INCOME FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE UTILITY INCOME FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 11/30

                              [BAR CHART OMITTED]

            Alliance Utility Income Fund--Yearly Periods Ended 11/30

--------------------------------------------------------------------------------
                         Alliance Utility Income Fund        NYSE Utility Index
--------------------------------------------------------------------------------
   11/30/93*                        -0.80%                        -5.62%
   11/30/94                         -4.86%                       -12.39%
   11/30/95                         19.58%                        20.54%
   11/30/96                          8.47%                         8.61%
   11/30/97                         23.10%                        22.58%
   11/30/98                         24.99%                        29.32%
   11/30/99                         20.27%                        20.19%
   11/30/00                         14.14%                       -12.76%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value (NAV). All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Class B, C and Advisor Class shares will vary from the results shown above due to different expenses associated with these classes. Returns for the Fund include the reinvestment of any distributions paid during the period.

The unmanaged NYSE Utility Index is comprised of utility stocks traded on the New York Stock Exchange. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including Alliance Utility Income Fund.

* The Fund's return for the period ended 11/30/93 is from the Fund's inception date of 10/18/93. The benchmark's return for the period ended 11/30/93 is from 10/31/93 through 11/30/94.


--------------------------------------------------------------------------------
                                                ALLIANCE UTILITY INCOME FUND o 5

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
November 30, 2000

INCEPTION DATES               PORTFOLIO STATISTICS
Class A Shares                Net Assets ($mil): $231.4
10/18/93                      Median Market Capitalization ($mil): $13,885
Class B Shares
10/18/93
Class C Shares
10/27/93

SECTOR BREAKDOWN
Utilities
   43.6% Gas & Electric
   20.1% Telephone Utility
    4.0% Miscellaneous
Energy                                  [PIE CHART OMITTED]
    3.9% Miscellaneous
    2.7% Pipelines
    2.3% Domestic Producers
    0.1% Consumer Services
    0.1% Multi-Industry Company

   23.2% Short-Term

SECURITY BREAKDOWN
   69.1% Domestic Equity
    0.8% Domestic Bonds
    5.7% Foreign Equity                     [PIE CHART OMITTED]
    1.2% Foreign Bonds

    23.2% Short-Term

All data as of November 30, 2000. The Fund's sector and security type breakdowns may vary over time. These breakdowns are expressed as a percentage of total investments.


--------------------------------------------------------------------------------
6 o ALLIANCE UTILITY INCOME FUND

                                                              ------------------
                                                              INVESTMENT RESULTS
                                                              ------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF NOVEMBER 30, 2000

Class A Shares
--------------------------------------------------------------------------------
                                 Without Sales Charge          With Sales Charge
              1 Year                    14.14%                       9.30%
             5 Years                    18.04%                      17.02%
     Since Inception*                   14.28%                      13.59%

Class B Shares
--------------------------------------------------------------------------------
                                 Without Sales Charge          With Sales Charge
              1 Year                    13.32%                       9.32%
             5 Years                    17.23%                      17.23%
     Since Inception*                   13.47%                      13.47%

Class C Shares
--------------------------------------------------------------------------------
                                 Without Sales Charge          With Sales Charge
              1 Year                    13.30%                      12.30%
             5 Years                    17.21%                      17.21%
     Since Inception*                   13.52%                      13.52%

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER-END (December 31, 2000)

                                 Class A              Class B            Class C
                                 Shares               Shares             Shares
--------------------------------------------------------------------------------
              1 Year              14.54%               13.20%             13.75%
              5 Year              18.92%               18.11%             18.09%
     Since Inception*             14.90%               14.08%             14.15%

The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1-year, 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will differ due to different expenses associated with that class.

The Fund can invest in foreign securities, which may magnify these fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception Date: 10/18/93, Class A, Class B; 10/27/93 Class C.


--------------------------------------------------------------------------------
                                                ALLIANCE UTILITY INCOME FUND o 7

--------------------
TEN LARGEST HOLDINGS
--------------------

TEN LARGEST HOLDINGS
November 30, 2000

                                                                      Percent of
Company                       Country                 Value           Net Assets
--------------------------------------------------------------------------------
SBC Communications,
   Inc.                       United States     $ 9,365,800              4.1%
--------------------------------------------------------------------------------
Duke Energy Corp.             United States       9,173,625              4.0
--------------------------------------------------------------------------------
Nisource, Inc. (common
   and preferred stock)       United States       8,979,844              3.8
--------------------------------------------------------------------------------
FPL Group, Inc.               United States       8,201,750              3.5
--------------------------------------------------------------------------------
BellSouth Corp.               United States       7,133,212              3.1
--------------------------------------------------------------------------------
BCE, Inc.                     Canada              6,449,550              2.8
--------------------------------------------------------------------------------
Dynegy, Inc. Cl.A             United States       6,283,500              2.7
--------------------------------------------------------------------------------
American Electric
   Power Co., Inc.            United States       6,118,000              2.6
--------------------------------------------------------------------------------
Calpine Corp.                 United States       6,052,750              2.6
--------------------------------------------------------------------------------
Verizon Communications        United States       5,609,760              2.4
--------------------------------------------------------------------------------
                                                $73,367,791             31.6%

MAJOR PORTFOLIO CHANGES
Six Months Ended November 30, 2000

                                             -----------------------------------
                                                           Shares*
                                             -----------------------------------
Purchases                   Country               Bought      Holdings 11/30/00
--------------------------------------------------------------------------------
American Electric
   Power Co., Inc.          United States        133,000              133,000
--------------------------------------------------------------------------------
AT&T Corp.                  United States        120,000              237,923
--------------------------------------------------------------------------------
Calpine Corp.               United States        116,000              170,500
--------------------------------------------------------------------------------
Dominion Resources, Inc.    United States         72,000               72,000
--------------------------------------------------------------------------------
Enron Corp.                 United States         43,000               43,000
--------------------------------------------------------------------------------
Equitable Resources, Inc.   United States         53,800               53,800
--------------------------------------------------------------------------------
Exelon Corp.                United States         56,875               56,875
--------------------------------------------------------------------------------
KeySpan Corp.               United States         67,300               82,100
--------------------------------------------------------------------------------
National Grid Group
   Plc (ADR)                United Kingdom        88,000               88,000
--------------------------------------------------------------------------------
Nisource, Inc.              United States         90,500              322,500
--------------------------------------------------------------------------------

Sales                                               Sold      Holdings 11/30/00
--------------------------------------------------------------------------------
AES Trust I Series A
   5.375% cv.
   preferred stock          United States         16,000                   -0-
--------------------------------------------------------------------------------
GPU, Inc.                   United States         64,000                   -0-
--------------------------------------------------------------------------------
GTE Corp.                   United States         27,000                   -0-
--------------------------------------------------------------------------------
Unicom Corp.                United States         65,000                   -0-
--------------------------------------------------------------------------------
US West, Inc.               United States         80,500                   -0-
--------------------------------------------------------------------------------
WorldCom, Inc.              United States        101,875              101,875
--------------------------------------------------------------------------------

*     Adjusted for a stock split and spin-offs.


--------------------------------------------------------------------------------
8 o ALLIANCE UTILITY INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

PORTFOLIO OF INVESTMENTS
November 30, 2000

Company                                                    Shares          Value
--------------------------------------------------------------------------------

COMMON & PREFERRED STOCKS-74.7%

UNITED STATES INVESTMENTS-69.0%

Utilities-60.3%
Electric & Gas Utility-42.2%
AGL Resources, Inc. ................................        9,700   $    218,250
Allegheny Energy, Inc. .............................      124,000      5,177,000
American Electric Power Co., Inc. ..................      133,000      6,118,000
Calpine Capital Trust 5.75% cv. preferred stock.....       40,000      5,245,000
Cleco Corp. ........................................        7,500        351,094
CMS Energy Corp. ...................................       72,200      2,008,062
Constellation Energy Group..........................       84,000      3,417,750
Dominion Resources, Inc. ...........................       72,000      4,320,000
DPL, Inc. ..........................................      159,200      4,875,500
DTE Energy Co. .....................................       28,700      1,088,806
Duke Energy Corp. ..................................      102,000      9,173,625
Energy East Corp. ..................................       74,000      1,498,500
Equitable Resources, Inc. ..........................       53,800      2,999,350
Exelon Corp. .......................................       56,875      3,767,969
FPL Group, Inc. ....................................      123,800      8,201,750
KeySpan Corp. ......................................       82,100      3,130,062
MCN Energy Group, Inc. .............................        7,400        202,113
Montana Power Co. ..................................       76,000      1,809,750
New Jersey Resources Corp. .........................       42,900      1,726,725
Nisource, Inc. 7.75% cv. preferred stock ...........       15,000        695,625
Nisource, Inc. .....................................      322,500      8,284,219
Northwest Natural Gas Co. ..........................        8,400        201,600
NSTAR ..............................................       60,500      2,385,969
People's Energy Corp. ..............................        5,700        234,413
Pinnacle West Capital Corp. ........................       74,900      3,487,531
Potomac Electric Power Co. .........................      159,000      3,647,062
Public Service Enterprise Group, Inc. ..............       48,000      2,052,000
Questar Corp. ......................................       11,000        306,625
Reliant Energy, Inc. ...............................      120,000      4,710,000
Southern Energy, Inc. 6.25% cv. preferred stock.....        6,000        345,000
Southern Energy, Inc.(a)............................       41,300      1,006,688
UtiliCorp United, Inc. .............................       78,500      2,315,750
Wisconsin Energy Corp. .............................       46,500        991,031
Xcel Energy, Inc. ..................................       60,000      1,635,000
                                                                    ------------
                                                                      97,627,819
                                                                    ------------
Telephone Utility-14.5%
AT&T Corp. .........................................      237,923      4,669,239
BellSouth Corp. ....................................      170,600      7,133,212
Qwest Communications International, Inc.(a).........      139,210      5,255,178
SBC Communications, Inc. ...........................      170,481      9,365,800
Verizon Communications..............................       99,840      5,609,760
WorldCom, Inc.(a)...................................      101,875      1,521,758
                                                                    ------------
                                                                      33,554,947
                                                                    ------------


--------------------------------------------------------------------------------
                                                ALLIANCE UTILITY INCOME FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                                    Shares          Value
--------------------------------------------------------------------------------

Miscellaneous-3.6%
AES Corp.(a)........................................       44,198   $  2,292,771
Calpine Corp.(a)....................................      170,500      6,052,750
                                                                    ------------
                                                                       8,345,521
                                                                    ------------
                                                                     139,528,287
                                                                    ------------
Energy-6.4%
Domestic Producer-0.1%
WGL Holdings, Inc. .................................        8,900        246,419
                                                                    ------------
Pipelines-2.4%
El Paso Energy Corp. ...............................       70,000      4,204,375
Williams Cos., Inc. ................................       35,156      1,243,643
                                                                    ------------
                                                                       5,448,018
                                                                    ------------
Miscellaneous-3.9%
Dynegy, Inc. Cl.A...................................      142,000      6,283,500
Enron Corp. ........................................       43,000      2,784,250
                                                                    ------------
                                                                       9,067,750
                                                                    ------------
                                                                      14,762,187
                                                                    ------------
Consumer Services-2.2%
Broadcasting & Cable-2.2%
Cablevision Systems Corp. Cl.A(a)...................       14,828      1,130,635
Cox Communications, Inc.
   7.00% cv. preferred stock........................       40,000      2,095,000
Mediaone Group, Inc. Premium Income
   Exchangeable Notes 6.25%, due 8/15/01(b).........       25,600      1,987,200
                                                                    ------------
                                                                       5,212,835
                                                                    ------------
Multi-Industry Company-0.1%
Southwest Gas Corp. ................................       11,100        216,450
                                                                    ------------
Total United States Investments
   (cost $136,755,322)..............................                 159,719,759
                                                                    ------------
FOREIGN INVESTMENTS-5.7%
Australia-0.2%
Telstra Corp., Ltd. ................................      150,000        491,271
                                                                    ------------
Canada-2.8%
BCE, Inc. ..........................................      235,600      6,449,550
                                                                    ------------
Mexico-0.6%
Telefonos de Mexico, SA Series L (ADR)..............       31,200      1,462,500
                                                                    ------------
South Korea-0.1%
Korea Electric Power Corp. .........................        6,890        130,375
                                                                    ------------


--------------------------------------------------------------------------------
10 o ALLIANCE UTILITY INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                        Shares or
                                                        Principal
                                                           Amount
Company                                                     (000)          Value
--------------------------------------------------------------------------------

United Kingdom-2.0%
Lattice Group Plc(a)................................      330,000   $    698,878
National Grid Group Plc (ADR).......................       88,000      3,938,000
                                                                    ------------

Total United Kingdom................................                   4,636,878
                                                                    ------------
Total Foreign Investments
   (cost $14,366,971)...............................                  13,170,574
                                                                    ------------
Total Common & Preferred Stocks
   (cost $151,122,293)..............................                 172,890,333
                                                                    ------------
CONVERTIBLE BONDS-1.9%
Telephone Utility-1.2%
Telefonos de Mexico, SA (Mexico)
   4.25%, 6/15/04...................................     $  2,500      2,834,375
                                                                    ------------
Cable-0.7%
NTL, Inc.
   7.00%, 12/15/08(c)...............................        2,000      1,727,500
                                                                    ------------
Total Convertible Bonds
   (cost $5,215,111)................................                   4,561,875
                                                                    ------------
SHORT-TERM INVESTMENTS-23.1%
Commercial Paper-22.4%
American Express Co.
   6.48%, 12/01/00..................................       10,000     10,000,000
Exxon Corp.
   6.50%, 12/01/00..................................       10,000     10,000,000
Ford Motor Credit Corp.
   6.44%, 12/04/00..................................       10,000      9,994,633
General Electric Capital Corp.
   6.38%, 12/01/00..................................       12,000     12,000,000
Prudential Funding Corp.
   6.38%, 12/01/00..................................       10,000     10,000,000
                                                                    ------------
                                                                      51,994,633
                                                                    ------------
Time Deposit-0.7%
State Street Euro Dollar
   6.00%, 12/01/00..................................        1,600      1,600,000
                                                                    ------------
Total Short-Term Investments
   (amortized cost $53,594,633).....................                  53,594,633
                                                                    ------------


--------------------------------------------------------------------------------
                                               ALLIANCE UTILITY INCOME FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                                           Value
--------------------------------------------------------------------------------

Total Investments-99.8%
   (cost $209,932,037)..............................                $231,046,841
Other assets less liabilities-0.2%..................                     368,740
                                                                    ------------

Net Assets-100%.....................................                $231,415,581
                                                                    ============

(a)   Non-income producing security.

(b) Premium Income Exchangeable note which is convertible to Vodafone Airtouch Plc until 8/15/01 at a rate of 2.0253 shares of Vodafone Airtouch for every share of the exchangeable note.

(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2000, this security amounted to $1,727,500 or 0.7% of net assets.

      Glossary:

      ADR - American Depositary Receipt.

      See notes to financial statements.


--------------------------------------------------------------------------------
12 o ALLIANCE UTILITY INCOME FUND

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
November 30, 2000

Assets
Investments in securities, at value (cost $209,932,037) ......    $ 231,046,841
Cash .........................................................            2,801
Receivable for capital stock sold ............................        2,788,333
Dividends and interest receivable ............................          568,531
                                                                  -------------
Total assets .................................................      234,406,506
                                                                  -------------
Liabilities
Payable for investment securities purchased ..................        2,285,125
Payable for capital stock redeemed ...........................          174,674
Distribution fee payable .....................................          151,801
Advisory fee payable .........................................          136,807
Accrued expenses .............................................          242,518
                                                                  -------------
Total liabilities ............................................        2,990,925
                                                                  -------------
Net Assets ...................................................    $ 231,415,581
                                                                  =============
Composition of Net Assets
Capital stock, at par ........................................    $      13,023
Additional paid-in capital ...................................      199,589,584
Undistributed net investment income ..........................       11,162,720
Accumulated realized loss on investments and
   foreign currency transactions .............................         (464,149)
Net unrealized appreciation of investments and foreign
   currency denominated assets and liabilities ...............       21,114,403
                                                                  -------------
                                                                  $ 231,415,581
                                                                  =============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($52,172,217 / 2,914,359 shares of capital stock
   issued and outstanding) ...................................           $17.90
Sales charge--4.25% of public offering price .................              .79
                                                                         ------
Maximum offering price .......................................           $18.69
                                                                         ======
Class B Shares
Net asset value and offering price per share
   ($142,974,710 / 8,066,659 shares of capital stock
   issued and outstanding) ...................................           $17.72
                                                                         ======
Class C Shares
Net asset value and offering price per share
   ($34,252,691 / 1,930,278 shares of capital stock
   issued and outstanding) ...................................           $17.74
                                                                         ======
Advisor Class Shares
Net asset value, redemption and offering price per share
   ($2,015,963 / 112,184 shares of capital stock
   issued and outstanding) ...................................           $17.97
                                                                         ======

See notes to financial statements.


--------------------------------------------------------------------------------
                                               ALLIANCE UTILITY INCOME FUND o 13

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Year Ended November 30, 2000

Investment Income
Dividends (net of foreign taxes
   withheld of $30,510) .....................    $ 14,458,167
Interest (net of foreign taxes
   withheld of $2,404) ......................       2,408,801      $ 16,866,968
                                                 ------------
Expenses
Advisory fee ................................       1,296,855
Distribution fee - Class A ..................         120,397
Distribution fee - Class B ..................       1,059,809
Distribution fee - Class C ..................         255,205
Transfer agency .............................         272,658
Administrative ..............................         130,500
Custodian ...................................         104,997
Registration ................................          75,411
Audit and legal .............................          69,194
Printing ....................................          54,014
Directors' fees .............................          26,812
Miscellaneous ...............................           5,827
                                                 ------------
Total expenses ..............................                         3,471,679
                                                                   ------------
Net investment income .......................                        13,395,289
                                                                   ------------
Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency
Transactions
Net realized loss on investment
   transactions .............................                          (464,149)
Net realized loss on foreign currency
   transactions .............................                           (27,597)
Net change in unrealized
   appreciation/depreciation of:
   Investments ..............................                         6,875,439
   Foreign currency denominated assets
      and liabilities .......................                              (401)
                                                                   ------------
Net gain on investments and foreign
   currency transactions ....................                         6,383,292
                                                                   ------------
Net Increase in Net Assets
   from Operations ..........................                      $ 19,778,581
                                                                   ============

See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE UTILITY INCOME FUND

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                  Year Ended        Year Ended
                                                 November 30,      November 30,
                                                     2000              1999
                                                 =============    =============
Increase (Decrease) in Net Assets
from Operations
Net investment income ........................   $  13,395,289    $   1,555,600
Net realized gain (loss) on investments and
   foreign currency transactions .............        (491,746)       7,397,878
Net change in unrealized
   appreciation/depreciation of investments ..       6,875,038        4,745,935
                                                 -------------    -------------
Net increase in net assets from operations ...      19,778,581       13,699,413
Dividends and Distributions to
Shareholders from:
Net investment income
   Class A ...................................        (701,794)        (325,907)
   Class B ...................................      (1,460,372)        (858,807)
   Class C ...................................        (355,478)        (193,406)
   Advisor Class .............................         (24,432)         (23,518)
Net realized gain on investments
   Class A ...................................      (1,644,969)        (233,506)
   Class B ...................................      (4,550,642)        (872,536)
   Class C ...................................      (1,139,819)        (174,312)
   Advisor Class .............................         (82,225)         (12,855)
Capital Stock Transactions
Net increase .................................      88,812,840       68,615,036
                                                 -------------    -------------
Total increase ...............................      98,631,690       79,619,602
Net Assets
Beginning of period ..........................     132,783,891       53,164,289
                                                 -------------    -------------
End of period (including undistributed
   net investment income of $11,162,720
   and $364,934, respectively) ...............   $ 231,415,581    $ 132,783,891
                                                 =============    =============

See notes to financial statements.


--------------------------------------------------------------------------------
                                               ALLIANCE UTILITY INCOME FUND o 15

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
November 30, 2000

NOTE A

Significant Accounting Policies

Alliance Utility Income Fund, Inc. (the "Fund") organized as a Maryland corporation on July 28, 1993, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange, on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked price. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.


--------------------------------------------------------------------------------
16 o ALLIANCE UTILITY INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized foreign currency gains and losses represent foreign exchange gains and losses from sales and maturities of debt securities and foreign exchange currency contracts, currency gains and losses realized between the trade and settlement dates on security transactions and the difference between the amounts of dividends and interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The Fund does not isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale of equity securities. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates would be reflected as a component of net unrealized appreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Fund accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisor Class shares have no distribution fees.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treat-


--------------------------------------------------------------------------------
                                               ALLIANCE UTILITY INCOME FUND o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

ment; temporary differences, do not require such reclassification. During the current fiscal year, permanent differrences, primarily due to net foreign currency losses, resulted in a net decrease in undistributed net investment income and a corresponding decrease in accumulated realized loss on investments and foreign currency transactions. This reclassification had no effect on net assets.

NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser"), an advisory fee at an annual rate of
 .75% of the Fund's average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.50%, 2.20%, 2.20% and 1.20% of the daily average net assets for the Class A, Class B, Class C and Advisor Class shares, respectively.

Pursuant to the advisory agreement, the Fund paid $130,500 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended November 30, 2000.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $177,934 for the year ended November 30, 2000.

For the year ended November 30, 2000, the Fund's expenses were reduced by $12,869 under an expense offset arrangement with Alliance Fund Services, Inc.

Alliance Fund Distributors, Inc., (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $59,414 from the sale of Class A shares and $688, $239,773 and $7,309 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2000.

Brokerage commissions paid on investment transactions for the year ended November 30, 2000, amounted to $141,060. For the period from December 1, 1999 to October 31, 2000, $3,936 was paid to Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ") directly and none was paid to brokers utilizing the services of the Pershing Division of DLJ, affiliates of the Adviser (whose affiliation ended on November 2, 2000). Effective October 2, 2000, Sanford C.


--------------------------------------------------------------------------------
18 o ALLIANCE UTILITY INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

Bernstein & Co. LLC ("SCB") became an affiliate of the Adviser. For the period from October 2, 2000 to November 30, 2000, no brokerage commissions were paid to SCB directly.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $6,499,398 and $961,356 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods as long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $99,196,401 and $32,644,393, respectively, for the year ended November 30, 2000. There were no purchases or sales of U.S. government and government agency obligations for the year ended November 30, 2000.

At November 30, 2000, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Gross unrealized appreciation of investments was $34,140,295 and gross unrealized depreciation of investments was $13,025,491 resulting in net unrealized appreciation of $21,114,804.

At November 30, 2000, the Fund had a capital loss carryforward of $464,149 which expires in the year 2008.

NOTE E

Capital Stock

There are 12,000,000,000 shares of $.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class con-


--------------------------------------------------------------------------------
                                               ALLIANCE UTILITY INCOME FUND o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

sists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                    ---------------------------    ----------------------------
                               Shares                         Amount
                    ---------------------------    ----------------------------
                      Year Ended     Year Ended      Year Ended      Year Ended
                    November 30,   November 30,    November 30,    November 30,
                            2000           1999            2000            1999
                    -----------------------------------------------------------
Class A
Shares sold            2,228,341      1,337,932    $ 38,783,317    $ 21,843,364
-------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions         124,970         32,598       2,040,637         502,046
-------------------------------------------------------------------------------
Shares converted
   from Class B           36,465         41,986         623,963         686,298
-------------------------------------------------------------------------------
Shares redeemed       (1,239,919)      (314,966)    (21,438,563)     (5,112,880)
-------------------------------------------------------------------------------
Net increase           1,149,857      1,097,550    $ 20,009,354    $ 17,918,828
===============================================================================

Class B
Shares sold            4,205,993      3,273,665    $ 72,586,483    $ 52,611,977
-------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions         319,033         87,785       5,147,531       1,338,724
-------------------------------------------------------------------------------
Shares converted
   to Class A            (36,731)       (42,215)       (623,963)       (686,298)
-------------------------------------------------------------------------------
Shares redeemed       (1,231,124)      (940,734)    (20,958,833)    (15,124,992)
-------------------------------------------------------------------------------
Net increase           3,257,171      2,378,501    $ 56,151,218    $ 38,139,411
===============================================================================

Class C
Shares sold              979,633        904,340    $ 16,970,247    $ 14,554,210
-------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions          82,332         21,600       1,330,032         330,369
-------------------------------------------------------------------------------
Shares redeemed         (356,737)      (199,183)     (6,090,005)     (3,182,414)
-------------------------------------------------------------------------------
Net increase             705,228        726,757    $ 12,210,274    $ 11,702,165
===============================================================================

Advisor Class
Shares sold               84,314        104,497    $  1,507,578    $  1,672,400
-------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions           4,030          1,609          65,625          24,901
-------------------------------------------------------------------------------
Shares redeemed          (66,500)       (51,377)     (1,131,209)       (842,669)
-------------------------------------------------------------------------------
Net increase              21,844         54,729    $    441,994    $    854,632
===============================================================================


--------------------------------------------------------------------------------
20 o ALLIANCE UTILITY INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTE F

Concentration of Risk

Investing in securities of foreign companies involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of United States companies.

The investments in utility companies may be subject to a variety of risks depending, in part, on such factors as the type of utility involved and its geographic location. The revenues of domestic and foreign utilities companies generally reflect the economic growth and development in the geographic areas in which they do business.

NOTE G

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2000.


--------------------------------------------------------------------------------
                                               ALLIANCE UTILITY INCOME FUND o 21

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                 --------------------------------------------------------------
                                                           Class A
                                 --------------------------------------------------------------
                                                   Year Ended November 30,
                                 --------------------------------------------------------------
                                    2000        1999          1998         1997         1996
                                 --------------------------------------------------------------
Net asset value,
   beginning of period .......   $ 16.91     $ 14.68       $ 12.48      $ 10.59      $ 10.22
                                 --------------------------------------------------------------
Income From Investment
   Operations
Net investment income(a) .....      1.40         .36(b)        .30(b)       .32(b)       .18(b)
Net realized and unrealized
   gain on investment
   transactions ..............       .85        2.53          2.69         2.04          .65
                                 --------------------------------------------------------------
Net increase in net asset
   value from operations .....      2.25        2.89          2.99         2.36          .83
                                 --------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income .........      (.32)       (.32)         (.32)        (.34)        (.46)
Distributions from net
   realized gains ............      (.94)       (.34)         (.47)        (.13)          -0-
                                 --------------------------------------------------------------
Total dividends and
   distributions .............     (1.26)       (.66)         (.79)        (.47)        (.46)
                                 --------------------------------------------------------------
Net asset value,
   end of period .............   $ 17.90     $ 16.91       $ 14.68      $ 12.48      $ 10.59
                                 ==============================================================
Total Return
Total investment return
   based on net asset value(c)     14.14%      20.27%        24.99%       23.10%        8.47%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) ...........   $52,172     $29,841       $ 9,793      $ 4,117      $ 3,294
Ratios to average net
   assets of:
   Expenses, net of waivers/
     reimbursements ..........      1.46%       1.50%         1.50%        1.50%        1.50%
   Expenses, before waivers/
     reimbursements ..........      1.46%       1.73%         2.48%        3.55%        3.38%
   Net investment income .....      8.08%       2.26%         2.23%        2.89%        1.67%
Portfolio turnover rate ......        24%         19%           16%          37%          98%

See footnote summary on page 25.


--------------------------------------------------------------------------------
22 o ALLIANCE UTILITY INCOME FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                 ------------------------------------------------------------------
                                                               Class B
                                 ------------------------------------------------------------------
                                                       Year Ended November 30,
                                 ------------------------------------------------------------------
                                     2000         1999          1998          1997          1996
                                 ------------------------------------------------------------------
Net asset value,
   beginning of period .......   $  16.80     $  14.62      $  12.46      $  10.57      $  10.20
                                 ------------------------------------------------------------------
Income From Investment
    Operations
Net investment income(a) .....       1.30          .25(b)        .21(b)        .25(b)        .10(b)
Net realized and unrealized
   gain on investment
   transactions ..............        .81         2.52          2.67          2.04           .67
                                 ------------------------------------------------------------------
Net increase in net asset
   value from operations .....       2.11         2.77          2.88          2.29           .77
                                 ------------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income .........       (.25)        (.25)         (.25)         (.27)         (.40)
Distributions from net
   realized gains ............       (.94)        (.34)         (.47)         (.13)           -0-
                                 ------------------------------------------------------------------
Total dividends and
   distributions .............      (1.19)        (.59)         (.72)         (.40)         (.40)
                                 ------------------------------------------------------------------
Net asset value,
   end of period .............   $  17.72     $  16.80      $  14.62      $  12.46      $  10.57
                                 ==================================================================
Total Return
Total investment return
   based on net asset value(c)      13.32%       19.45%        24.02%        22.35%         7.82%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) ...........   $142,975     $ 80,806      $ 35,550      $ 14,782      $ 13,561
Ratios to average net
   assets of:
   Expenses, net of waivers/
     reimbursements ..........       2.18%        2.20%         2.20%         2.20%         2.20%
   Expenses, before waivers/
     reimbursements ..........       2.18%        2.44%         3.21%         4.28%         4.08%
   Net investment income .....       7.63%        1.55%         1.56%         2.27%          .95%
Portfolio turnover rate ......         24%          19%           16%           37%           98%

See footnote summary on page 25.


--------------------------------------------------------------------------------
                                               ALLIANCE UTILITY INCOME FUND o 23

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                --------------------------------------------------------------
                                                           Class C
                                --------------------------------------------------------------
                                                    Year Ended November 30,
                                --------------------------------------------------------------
                                   2000        1999          1998         1997         1996
                                --------------------------------------------------------------
Net asset value,
   beginning of period ......   $ 16.82     $ 14.65       $ 12.47      $ 10.59      $ 10.22
                                --------------------------------------------------------------
Income From Investment
   Operations
Net investment income(a) ....      1.30         .25(b)        .21(b)       .25(b)       .11(b)
Net realized and unrealized
   gain on investment
   transactions .............       .81        2.51          2.69         2.03          .66
                                --------------------------------------------------------------
Net increase in net asset
   value from operations ....      2.11        2.76          2.90         2.28          .77
                                --------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income ........      (.25)       (.25)         (.25)        (.27)        (.40)
Distributions from net
   realized gains ...........      (.94)       (.34)         (.47)        (.13)          -0-
                                --------------------------------------------------------------
Total dividends and
   distributions ............     (1.19)       (.59)         (.72)        (.40)        (.40)
                                --------------------------------------------------------------
Net asset value,
   end of period ............   $ 17.74     $ 16.82       $ 14.65      $ 12.47      $ 10.59
                                ==============================================================
Total Return
Total investment return based
   on net asset value(c) ....     13.30%      19.34%        24.16%       22.21%        7.81%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) ..........   $34,253     $20,605       $ 7,298      $ 3,413      $ 3,376
Ratios to average net
   assets of:
   Expenses, net of waivers/
     reimbursements .........      2.18%       2.20%         2.20%        2.20%        2.20%
   Expenses, before waivers/
     reimbursements .........      2.18%       2.44%         3.22%        4.28%        4.07%
   Net investment income ....      7.64%       1.56%         1.54%        2.27%         .94%
Portfolio turnover rate .....        24%         19%           16%          37%          98%

See footnote summary on page 25.


--------------------------------------------------------------------------------
24 o ALLIANCE UTILITY INCOME FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                   -------------------------------------------------------------
                                                           Advisor Class
                                   -------------------------------------------------------------
                                                                                   October 2,
                                            Year Ended November 30,                1996(d) to
                                   -----------------------------------------     November 30,
                                     2000       1999         1998       1997             1996
                                   -------------------------------------------------------------
Net asset value,
   beginning of period .........   $16.95     $14.70       $12.49     $10.59           $ 9.95
                                   -------------------------------------------------------------
Income From Investment
   Operations
Net investment income(a) .......     1.54        .42(b)       .37(b)     .36(b)           .03(b)
Net realized and unrealized
   gain on investment
   transactions ................      .77       2.52         2.66       2.04              .61
                                   -------------------------------------------------------------
Net increase in net asset
   value from operations .......     2.31       2.94         3.03       2.40              .64
                                   -------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income ...........     (.35)      (.35)        (.35)      (.37)              -0-
Distributions from net
   realized gains ..............     (.94)      (.34)        (.47)      (.13)              -0-
                                   -------------------------------------------------------------
Total dividends and
   distributions ...............    (1.29)      (.69)        (.82)      (.50)              -0-
                                   -------------------------------------------------------------
Net asset value,
   end of period ...............   $17.97     $16.95       $14.70     $12.49           $10.59
                                   =============================================================
Total Return
Total investment return
   based on net asset value(c)      14.49%     20.62%       25.34%     23.57%            6.33%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) .............   $2,016     $1,532       $  523     $   42           $   33
Ratios to average net assets of:
   Expenses, net of waivers/
     reimbursements ............     1.17%      1.20%        1.20%      1.20%            1.20%(e)
   Expenses, before waivers/
     reimbursements ............     1.17%      1.41%        2.21%      3.29%            3.48%(e)
   Net investment income .......     8.64%      2.55%        2.83%      3.28%            4.02%(e)
Portfolio turnover rate ........       24%        19%          16%        37%              98%

(a)   Based on average shares outstanding.

(b)   Net of fees waived and expenses reimbursed by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(d)   Commencement of distribution.

(e)   Annualized.


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                                               ALLIANCE UTILITY INCOME FUND o 25

---------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
---------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and
Shareholders of Alliance Utility
Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance Utility Income Fund, Inc. (the "Fund") at November 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
January 19, 2001

TAX INFORMATION
(unaudited)

In order to meet certain requirements of the Internal Revenue Code we are advising you that the Fund paid $6,412,065 of capital gain distributions during the fiscal year ended November 30, 2000, which are subject to a maximum tax rate of 20%.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIV which will be sent to you separately in January 2001.


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26 o ALLIANCE UTILITY INCOME FUND

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

capitalization or market capitalization

The absolute dollar value of a company's outstanding stock. Capitalization is determined by multiplying the amount of publicly owned shares by the stock's current market value.

equity

Another term for stock.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a fund's or an investor's investments.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.


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                                               ALLIANCE UTILITY INCOME FUND o 27

----------------
ALLIANCE CAPITAL
----------------

Alliance Capital
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with over $474 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 38 of the FORTUNE 100 companies and public retirement funds in 35 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 585 investment professionals in 28 investment offices worldwide. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 10/2/00.


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28 o ALLIANCE UTILITY INCOME FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL AT YOUR SERVICE
                                                --------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That's why we provide our shareholders with a wide variety of products and time-saving services to meet their needs.

o     Low Minimum Investments

      You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Premier Portfolio, Alliance Select Investor Series Technology Portfolio, and Alliance Select Investor Series Biotechnology Portfolio which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge. This can be a good way to diversify your assets.

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other matters that could affect your mutual fund investment.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, literature and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o Alliance Capital on the World Wide Web at www.alliancecapital.com. Here, you can access updated account information, make additional investments, request more information, exchange between Alliance funds and view fund performance, press releases and articles.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
                                               ALLIANCE UTILITY INCOME FUND o 29

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Paul C. Rissman, Senior Vice President
Thomas J. Bardong, Vice President
Annie Tsao, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 800-221-5672

Independent Accountants

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

(1)   Member of the Audit Committee.


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30 o ALLIANCE UTILITY INCOME FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Balanced Shares
Conservative Investors Fund
Disciplined Value Fund
Growth & Income Fund
Growth Fund
Growth Investors Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Real Estate Investment Fund
Technology Fund
The Alliance Fund
Utility Income Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Technology Portfolio

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Government Income Fund
ACM Government Opportunity Fund
The Korean Investment Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
                                               ALLIANCE UTILITY INCOME FUND o 31

NOTES


--------------------------------------------------------------------------------
32 o ALLIANCE UTILITY INCOME FUND

Alliance Utility Income Fund
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

UIFAR1100